SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	August 14, 2003

THE CHILDREN'S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, Secaucus, New Jersey	07094

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(201) 558-2400

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number 99	Description Press release dated August 14, 2003.

Item 9.    Regulation FD Disclosure.

On August 14, 2003, The Children's Place Retail Stores, Inc. issued a press release announcing financial information for the fiscal quarter and six month period ended August 2, 2003. A copy of this press release is included as Exhibit 99 hereto. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

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signature on following page.]

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By: /s/ Seth L. Udasin Name: Seth L. Udasin Title: Vice President and Chief Financial Officer

Dated: August 14, 2003

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 14, 2003

The Childrens Place Retail Stores, Inc

Exhibit No. 99	Description Press Release issued by the Company on August 14, 2003